UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2012

EMPIRE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, NY		12701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 807-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The option agreement (the “Option Agreement”), by and between Monticello Raceway Management, Inc. (“MRMI”), a wholly-owned subsidiary of Empire Resorts, Inc. (the “Company”), and EPT Concord II, LLC (“EPT” and, together with MRMI, the “Parties”), originally entered into on December 21, 2011, was further amended by a letter agreement between the Parties, dated October 31, 2012 (the “Letter Agreement”). Pursuant to the Option Agreement, EPT granted MRMI a sole and exclusive option to lease certain EPT property located in Sullivan County, New York (the “EPT Property”) pursuant to the terms of a lease negotiated between the parties.

Pursuant to the Letter Agreement, MRMI and EPT agreed to extend the option exercise period from January 21, 2013 to February 20, 2013 (as the same may be further extended pursuant to the Option Agreement). In addition, the Parties agreed to extend the date by which they would enter into a master development agreement with respect to the EPT Property from November 1, 2012 to November 30, 2012. Except for these amendments, the Option Agreement remains unchanged and in full force and effect.

This summary description is qualified in its entirety by reference to the actual Letter Agreement, which is filed as 10.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 6, 2012, the Company held its 2012 Annual Meeting of Stockholders (the “Meeting”) in New York, New York for the purposes of electing six directors to serve on the Board of Directors of the Company for a one year term that expires at the 2013 annual meeting of stockholders or until their respective successors are elected and qualified or until their earlier resignation or removal.

Below are the voting results for the election of six Directors. All nominees were elected as Directors with the following vote:

Nominee	For	Withheld

Emanuel R. Pearlman	19,315,094	109,807

Joseph A. D’Amato	19,315,417	109,484

Nancy A. Palumbo	19,319,245	105,656

Gregg Polle	19,314,156	110,745

James Simon	19,315,261	109,640

Au Fook Yew	19,305,018	119,883

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Letter Agreement, dated as of October 31, 2012, by and between Monticello Raceway Management, Inc. and EPT Concord II, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2012

EMPIRE RESORTS, INC.

By:	/s/ Joseph A. D’Amato
Name: Joseph A. D’Amato
Title: Chief Executive Officer

Exhibit Index

10.1	Letter Agreement, dated as of October 31, 2012, by and between Monticello Raceway Management, Inc. and EPT Concord II, LLC.